Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Disclosure of initial application of standards or interpretations [abstract]
Summary of Significant Accounting Policies

Summary of significant accounting policies

Basis for preparation of the consolidated financial statements

The consolidated financial statements for Biofrontera AG for the financial year from 1 January 2018 to 31 December 2018 have been prepared in accordance with the International Financial Reporting Standards (IFRS) of the International Accounting Standards Board (IASB) and the interpretations of the International Financial Reporting Standards Interpretations Committee (IFRS IC and applicable on the balance sheet date.

Biofrontera AG is the parent company, which prepares consolidated financial statements for the group companies.

The consolidated financial statements as of 31 December 2018 are presented in euros (EUR) or thousands of euros. Rounding differences can arise in the tables due to rounding.

On 25 April 2019, the Management Board approved the consolidated financial statements for the financial year ending 31 December 2018 for publication and forwarding to the Supervisory Board.

Changes in accounting standards

The accounting policies applied are consistent with those applied on 31 December 2017, with the exception of the new and revised standards and interpretations described below that were applied for the first time starting with the 2018 financial year.

Standard	Description	Mandatory application for Biofrontera	Effects
Amendment to IFRS 2	Classification and Measurement of Share-based Payment Transactions	1 January 2018	No effects
Amendment to IFRS 4	Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts	1 January 2018	No effects
IFRS 9	Financial Instruments	1 January 2018	See below
IFRS 15	Revenue from Contracts with Customers	1 January 2018	See below
Amendment to IFRS 15	Effective date of IFRS 15	1 January 2018	See below
Amendment to IFRS 15	Clarifications to IFRS 15	1 January 2018	See below
Amendment to IAS 40	Transfers of Investment Property	1 January 2018	No effects
IFRIC 22	Foreign Currency Transactions and Advance Consideration	1 January 2018	No effects
Annual Improvements to IFRSs	Annual Improvements to IFRSs Cycle 2014-2016 (IFRS 1 and IAS 28)	1 January 2018	No effects

Biofrontera AG

Notes to the Consolidated Financial Statements

First-time application of IFRS 9

For the 2018 financial year, Biofrontera applied the new standard IFRS 9 “Financial Instruments” for the first time. The standard replaces the previous provisions of IAS 39 on the recognition and measurement of financial instruments. The impact of the new regulations on Biofrontera is as follows:

●	Biofrontera holds financial assets mainly in the form of cash, cash equivalents and trade receivables. The assets were allocated to the “loans and receivables” category under IAS 39. Under the new categorization rules, they are categorized as “held at amortized cost”. The new impairment model for debt instruments, which applies to trade receivables in the form of the simplified approach, leads in some cases to earlier recognition of impairments. At Biofrontera, this did not result in any changes to the valuation as of 1 January 2018 compared with 2017.

●	In the case of financial liabilities, which primarily consist of bank borrowings and bond liabilities, as well as trade payables, the first-time application of the new standard has no effect on recognition and measurement. This applies in particular to the EIB loan, which for accounting purposes continues to be split between the liability component and the performance component embedded as a derivative.

●	The new rules of IFRS 9 on hedge accounting are of no significance for Biofrontera, as the company has not designated any hedging relationships.

Biofrontera has made use of the option to simplify the first-time application of IFRS 9. Accordingly, the financial instruments held as of 31 December 2017 were reclassified with effect from 1 January 2018 as shown below. No effects arose for the valuation methods applied and the carrying amounts.

Reconciliation of the carrying amounts of financial assets

Financial assets	IAS 39 as at 31.12.2017			IFRS 9 as at 01/01/2018
in EUR thousands	Carrying amount	Measurement category	Remeasurement adjustment	Carrying amount	Measurement category
Cash and cash equivalents	11,083	LaR	-	11,083	AC
Trade receivables	1,561	LaR	-	1,561	AC
Other financial assets	571	LaR	-	571	AC

LaR:	Loans and Receivables (financial assets measured at amortized cost)
AC:	Amortized Cost (hold - financial assets measured at amortized cost)

Reconciliation of impairments relating to financial assets

Biofrontera calculates the credit risk of trade receivables as the probability-weighted amount of the expected shortfall in payments compared to the contractual payment claims. In addition to individual factors, the basis for estimating expected credit losses is the general experience of collecting receivables in the past. The company adjusts the fixed allowance rates derived from them, based on the extent of aged receivables, in the event of significant changes in the economic environment. Based on the experience of Biofrontera in the past, no value adjustment for expected credit losses as at 1 January 2018 had to be recognized.

As of 1 January 2018, Biofrontera waived the recognition of valuation allowances for expected credit losses for reasons of materiality. Due to the consistently good creditworthiness of Biofrontera’s customers and the relatively short term of the receivables, the default risk is low in absolute terms. Historically, outstanding receivables have been received within the agreed upon payment terms.

Reconciliation of the carrying amounts of financial liabilities

Financial liabilities	IAS 39 as at 31.12.2017			IFRS 9 as at 01/01/2018
in EUR thousands	Carrying amount	Measurement category	Remeasurement adjustment	Carrying amount	Measurement category
Trade payables	1,621	FLAC	-	1,621	AC
Financial liabilities	11,973	FLAC	-	11,993	AC
Other financial liabilities	20	FLAC	-	29	AC
Financial liabilities	552	FVTPL	-	552	FVTPL

FLAC	Financial liabilities at amortized cost (other liabilities at amortized cost)
AC:	Amortized cost (financial liabilities measured at amortized cost)
FVTPL:	Fair value through profit or loss (financial liabilities at fair value through profit or loss)

First-time adoption of IFRS 15 Revenue from Contracts with Customers

Since the 2018 financial year, the timing and amount of revenues to be reported in the consolidated income statement have been determined in accordance with IFRS 15 “Revenue from Contracts with Customers”. Revenue recognition follows a five-step process. After assessing whether a contract with a customer exists (step 1), a decision has to be taken as to whether the agreement should be split into separate performance obligations, which should be assessed separately for the purposes of recognizing revenue (step 2). In this case, the total consideration expected by the entity must be determined (step 3) and allocated appropriately to the identified benefit performance (step 4). Revenue is recognized when and to the extent that the performance obligations have been performed. To this end, upon transfer of control to the customer of the agreed goods or services is when revenue is to be recognized.

Control is expressed in the ability to direct the use of goods and services and to appropriate the benefits associated with them. It can be transferred to the customer at a certain point in time or over a period of time. The performance obligations assumed by Biofrontera in customer contracts are fulfilled almost without exception by the transfer of goods and consequently at a certain point in time.

Biofrontera applied the new revenue recognition standard for the first time on 1 January 2018 using the modified retrospective method. For this purpose, customer contracts not yet fully performed as of 1 January 2018 were treated as if IFRS 15 had been applied to them from the outset. Changes to existing contracts or other matters, which would have required a different revenue recognition compared to the principles applied so far, did not exist. . Accordingly, the transition to the new revenue recognition rules did not result in any adjustment to retained earnings. The comparative information for the previous year has not been adjusted. The new standard also had no impact on Biofrontera’s consolidated balance sheet and consolidated income statement in the 2018 financial year.

IFRS 15 may lead to changes in the presentation of financial information in the balance sheet. Contract assets are to be recognized if the due date of the consideration for a fulfilled performance obligation is not only dependent on the passage of time. Payments by customers for goods or services still to be transferred and unconditional obligations by customers to make payments before the transfer of goods or services result in the recognition of a contractual liability. As of 1 January 2018, no contract assets or contract liabilities required recognition. Accordingly, revenues for the 2018 financial year do not include any amounts recognized as contract liabilities on the first-time adoption date. Revenues from performance obligations fulfilled in previous financial years were also recognized to only an insignificant extent.

Apart from expanded disclosure requirements, the first-time adoption of IFRS 15 resulted in no effects.

Future changes in accounting standards

Biofrontera has not implemented early adoption or does not intend to implement early adoption of the following standards, interpretations and amendments to the set of regulations approved by the IASB:

Standard	Description	Mandatory application for Biofrontera	Expected effects
Amendment to IFRS 3	Definition of a Business	1 January 2020	No effects
Amendment to IFRS 9	Early repayment regulations with negative compensation	1 January 2019	No effects
IFRS 16	Leases	1 January 2019	See below
Amendment to IAS 19	Plan Amendment, Curtailment or Settlement	1 January 2019	No effects
Amendment to IAS 28	Investments in Associates and Joint Ventures	1 January 2019	No effects
IFRIC 23	Uncertainties over Income Tax Treatments	1 January 2019	No effects
Annual Improvements to IFRSs	Annual Improvements to IFRSs Cycle 2015-2017	1 January 2019	No effects
Amendment to IAS 1, IAS 8	Definition of Material	1 January 2020	No effects
Amendments to References to the Conceptual Framework	References to the Conceptual Framework	1 January 2020	No effects
IFRS 17	Insurance Contracts	1 January 2021	No effects

IFRS 16 Leases

For financial years beginning on or after 1 January 2019, IFRS 16 requires the application of a new lease standard. Contrary to the previous accounting guidance, it provides for lessees to recognize on the balance sheet the rights of use and lease liabilities resulting from leases. The previous distinction between operating leases, which are generally off-balance sheet, and finance leases, which are reflected in the balance sheet, is therefore no longer applicable. The lease liability to be carried as a liability is calculated as the present value of the expected future payments to be made to the lessee. They are updated using the effective interest method. The right to use the underlying asset to be recognized in return is to be recognized at cost at the inception of the lease. In addition to the leasing payments, any initial direct costs of the lessee and disposal costs are included in the calculation. Incentive payments granted by the lessor are to be deducted. The capitalized right of use must be amortized and tested for impairment if indications of impairment exist. The new accounting guidance for lessors is consistent to the previous accounting guidance. Finally, changes have been made to the disclosure of leases and to the reporting in the notes to the financial statements.

The leasing contracts entered into by Biofrontera as lessee mainly relate to buildings and vehicles used for operational and administrative purposes. The company will apply the new accounting standard under the modified retrospective method to leases with a remaining term of more than one year as of 1 January 2019. Leases of lesser value are excluded.

The carrying amounts of the rights of use and lease liabilities to be recognized are carried forward as if the new standard had already been applied in the past. Future lease payments are to be discounted at the imputed interest rate of the lessor or, if not available, at the marginal borrowing rate on the date of first application. Differences between the carrying amounts of the lease rights to be recognized for the first time and the lease liabilities change the Group’s reserves, taking deferred taxes into account. The previous year’s figures have not been adjusted.

Biofrontera has decided to make use of the expedients available of IFRS 16.6 for expenses from leasing relationships with a remaining term of no more than one year and from leasing relationships with a low value, and to immediately expense monthly leasing instalments, in other words, applying the same accounting treatment as with IAS 17.

According to current estimates, management expects the transition to the new lease accounting to lead to the following changes in the consolidated balance sheet

●	an increase in non-current assets due to the capitalization of rights of use in the amount of EUR 2,335 thousand;

●	an increase in balance sheet liabilities due to the recognition of leasing liabilities in the amount of EUR 2,302 thousand;

●	a decrease in the loss carried forward in the amount of EUR 26 thousand.

The actual impact could result in a higher or lower value.

Effects on the consolidated income statement are expected in the form of higher depreciation (an expected increase of EUR 262 thousand) and higher interest expenses (an expected increase of EUR 25 thousand). Offsetting this, leasing expenses recorded under other operating expenses will be reduced.

The above information does not take into account leases that take effect or are concluded after 1 January 2019.

Biofrontera will not report the rights of use and leasing liabilities separately on the balance sheet, but will include them in line items containing comparable assets and liabilities.

The exercise of the contractual option under the operating lease agreements for lamps (BF-RhodoLED® PDT lamp) was only exercised to a minor extent. Therefore, the first-time application of the new leasing standard will not have any material impact on Biofrontera as a lessor.

Basis of consolidation

The consolidated financial statements for the financial year ending 31 December 2018 include the financial statements of the parent company, Biofrontera AG, and the subsidiary companies in which the parent has a direct majority of the voting rights. The following companies have been included in the consolidated financial statements:

1.	Biofrontera Bioscience GmbH, Leverkusen, Germany, with a direct interest of 100%

2.	Biofrontera Pharma GmbH, Leverkusen, Germany, with a direct interest of 100%

3.	Biofrontera Development GmbH, Leverkusen, Germany, with a direct interest of 100%

4.	Biofrontera Neuroscience GmbH, Leverkusen, Germany, with a direct interest of 100%

5.	Biofrontera Inc., Wakefield, Massachusetts, U.S., with a direct interest of 100%

The basis for the consolidation of the companies included in the consolidated financial statements are the financial statements (or HBII pursuant to IFRS) of these companies prepared for 31 December 2018 pursuant to uniform principles. The consolidated financial statements as of 31 December 2018 have been prepared on the basis of uniform accounting policies (IFRS).

The subsidiaries have been fully consolidated from the date of acquisition. The date of acquisition is the date when the parent company obtained control of these subsidiaries. The subsidiaries are included in the consolidated financial statements until control over these companies no longer exists.

All inter-company balances and income and expenses have been eliminated on consolidation. Results of intra-group transactions have been eliminated.

Reclassification of prior year figures

Deferred liabilities, which had been disclosed as of December 31, 2017 in the balance sheet under the line item “Other provisions” have been reclassified as of December 31, 2018 to the balance sheet line items “Trade payables” and “Other current liabilities”, respectively. As their underlying positions have a significantly lower degree of estimation uncertainty than the provisions disclosed as of December 31, 2018, this reclassified presentations provides a reliable and more relevant information (IAS 8.14 (b)). The previous year’s figures were reclassified to conform to the current year presentation. As a result, the line item “Other provisions” now being presented as of December 31, 2017 was reduced by a total amount of 1.973 TEUR, while the line items “Trade payables” increased by 537 TEUR and “Other current liability” by 1.436 TEUR, respectively.

Translation of amounts in foreign currencies

The consolidated financial statements as of 31 December 2018 have been prepared in EUR (or thousands of EUR), which is the functional currency of all the German companies included in the consolidated financial statements, and is the Group’s reporting currency.

For subsidiaries with a functional currency that is the local currency of the country in which they have their registered office, the assets and liabilities that are recognized in the foreign currency on the balance sheets of the foreign, economically independent subsidiaries, are converted to euros applying the relevant period-end exchange rate (2018: 1.1445 USD/EUR, 2017: 1.2022 USD/EUR, 2016: 1.052 USD/EUR). Income and expense items are translated applying the average exchange rates applicable to the relevant period (2018: 1.1818 USD/EUR, 2017: 1.1301 USD/EUR, 2016: 1.107 USD/EUR). The differences resulting from the valuation of equity at historical rates and applying the period-end exchange rates are reported as a change not affecting profit or loss and carried directly to equity within the other equity components (2018: EUR -702 thousand, 2017: EUR 854 thousand, 2016: EUR -153 thousand).

Transactions realized in currencies other than EUR are reported using the exchange rate on the date of the transaction. Assets and liabilities are translated applying the closing exchange rate for each balance sheet date. Gains and losses resulting from such translation are recognized in the income statement in the amount of EUR 650 thousand (2017: EUR -1,291 thousand).

Application of estimates

The preparation of the consolidated financial statements for 31 December 2018 in accordance with IFRS required the use of estimates and assumptions by the management that affect the value of assets and liabilities as reported on the balance sheet date, and revenues and expenses arising during the financial year.

The main areas of application for assumptions, estimates and the exercise of discretion are the measurement of provisions, stock options, convertible bonds, EIB loans and income taxes and the determination of the useful lives of non-current assets. Estimates are also made as part of fair value measurement pursuant to IFRS 13. Estimates are based on historical experience and other assumptions that are considered appropriate in the circumstances. They are continuously reviewed but may vary from the actual values.

The carrying amounts of items affected by estimates are presented in the respective notes to the consolidated financial statements.

Tangible assets

Pursuant to IAS 16, tangible assets are recognized on the balance sheet at historical acquisition and production cost less scheduled depreciation.

Depreciation of tangible assets is generally applied straight-line over the estimated useful life of assets (generally three to thirteen years). The main useful lives are unchanged:

●	IT equipment 3 years, straight-line

●	Fixtures and equipment 4 years, straight-line

●	Office and laboratory facilities 10 years, straight-line

●	Laboratory devices 13 years, straight-line

Since 1 January 2018, low value assets with purchase costs of between EUR 250 and EUR 1,000 have been booked to the year of acquisition as a single item for the relevant year, and are fully depreciated over five years.

Intangible assets

Purchased software is recognized at cost less amortization applied straight-line over a three-year useful life.

Purchased intangible assets consist of licenses and other rights. They are recognized at cost less accumulated amortization. These intangible assets are capitalized as assets and generally amortized straight-line over an estimated useful life of between 4 and 20 years.

Intangible assets under development relate to the further development of the BF-RhodoLED®. Furthermore, no development costs are capitalized, as the requirements for the recognition of internally generated intangible assets are not met.

No intangible assets exist with indefinite useful lives.

Borrowing costs are not recognized as part of the purchase cost of the acquired assets but are instead expensed in the period in which they arise, as the Group has no material qualifying assets in the meaning of IAS 23.5.

Impairment of financial assets

Biofrontera calculates the credit risk of trade receivables as the probability-weighted amount of the expected shortfall in payments compared to the contractual payment claims. In addition to individual factors, the basis for estimating expected credit losses is the general experience of collecting receivables in the past. The company adjusts the fixed allowance rates derived from them, based on the extent of aged receivables, in the event of significant changes in the economic environment.

Impairment of assets

The company tests non-current tangible and intangible assets for impairment when indications exist that the carrying amount of an asset exceeds its recoverable amount. A possible impairment loss on assets held for use is determined by comparing its carrying amount with the future cash flows expected to be generated by the asset. An impairment loss to be recognized is measured by Biofrontera at the amount by which the carrying amount of the asset exceeds its recoverable amount.

Financial Instruments

The financial instruments held by the Biofrontera Group on the balance sheet date primarily consist of cash and cash equivalents, trade payables and receivables as well as financial debt. Biofrontera does not deploy any financial derivatives, apart from the derivative embedded within the EIB loan (so-called performance component). These financial liabilities were allocated to the category “Financial liabilities measured at amortized cost”. The financial liabilities of the performance component measured at fair value are allocated to the category “Financial liabilities at fair value through profit or loss”. Due to the short terms of the trade payables and trade receivables, the carrying amounts of such items correspond to their fair values. The remaining receivables and liabilities are classified to the “Held” category. The financial liabilities are measured applying the effective interest method.

Inventories

Raw materials and supplies, as well as finished and unfinished goods, are recognized at the lower of cost or net realizable value. Borrowing costs are not capitalized. Cost is calculated applying the first-in-first-out method (FIFO). A value adjustment is made to the inventories on the balance sheet date if the net realizable value is lower than the carrying amount.

Trade receivables

Trade receivables are reported at their nominal value. Any value adjustments are booked directly against the relevant receivable. Receivables denominated in foreign currencies have been translated into euros applying the exchange rates on the balance sheet date, with any translation differences being recognized in profit or loss.

Cash and cash equivalents

Cash and cash equivalents include cash in hand, cheques and bank deposits with a term of up to three months at the time of acquisition, as well as current financial assets. These are measured at amortized cost.

Trade payables

Trade payables, as well as liabilities from current accounts and other liabilities are recognized at their redemption amount. Due to their short-term nature, the reported carrying amount reflects the fair value. Foreign currency liabilities are translated applying the period-end exchange rate. Exchange rate losses and gains are reported in the income statement.

Provisions

Provisions are formed if an obligation to third parties resulting from a past event exists, and is likely to result in an outflow of assets in the future, and if the effect on assets can be reliably estimated.

Share options

Share options (equity-settled share-based payments) are valued at the fair value on the date of granting. The fair value of the obligation is capitalized as a personnel expense over the retention period. Obligations relating to cash-settled share-based payment transactions are recognized as liabilities and are measured at the fair value on the balance sheet date. In the event that Biofrontera AG has the right to choose between payment in cash or payment using shares when a right is exercised, an increase in the capital reserve is initially performed pursuant to IFRS 2.41 and IFRS 2.43. The costs are recognized over the vesting period. The fair value of both cash-settled and equity-settled share-based payment transactions is generally determined using a generally accepted valuation model.

Convertible bonds

Convertible bonds are compound financial instruments which are to be allocated to a debt component (bond) and an equity component (conversion right) on initial recognition. The debt component (bond) is to be recognized at fair value when the contract is concluded. The fair value in this context is calculated by discounting the contractually determined future payments applying a standard market interest rate for a comparable bond without a conversion right. The issuer’s default risk is also to be taken into consideration. The equity component (conversion right) is calculated as the difference between the issue proceeds and the present value of the liability (residual value method).

The following distinction is made as part of subsequent recognition of the convertible bond: The debt component is subsequently measured at amortized cost applying the effective interest method. The equity component is not subject to any subsequent measurement.

EIB loan with an embedded derivative requiring separation

In May 2017, the company arranged a loan agreement for up to EUR 20.0 million with the European Investment Bank (EIB). The loan is unsecured and guaranteed by our major subsidiaries. Originally, it was available in tranches within a two-year period. At the beginning of 2019, it has been extended for another year. In July 2017, the company drew down a first tranche of EUR 10.0 million, with a further tranche of EUR 5.0 million being drawn down after the reporting date in February 2019. A further tranche of EUR 5.0 million can be drawn after certain milestones have been reached. Each tranche must be paid back within five years after it has been made available. The loan contains three different interest components: 1) a variable interest component, entailing quarterly interest payments on the outstanding amounts based on 3-month EURIBOR plus a risk premium; 2) a fixed component at 6% per annum which is due at term-end, and 3) a performance component which is due at the term-end, and whose level is derived from the market capitalization of Biofrontera AG but limited to a 4% per annum interest rate.

The loan is carried forward at amortized purchase cost applying the effective interest method.

The performance component represents a separable financial instrument in the form of an embedded derivative, which is measured at fair value on each reporting date, and is to be classified to a fair value hierarchy of level 3. The market capitalization at maturity is the same as that of the measurement cut-off date, which is based on the 90 trade days preceding the measurement cut-off date. The performance-based interest payment for the first tranche is calculated based on a notional 0.64% participation rate in the market capitalization. This is discounted to the measurement cut-off date applying a market interest rate.

Income tax

In accordance with IAS 12, Biofrontera recognizes deferred taxes for valuation differences between IFRS valuation and tax law valuation. Deferred tax liabilities are generally recognized for all taxable temporary differences – claims from deferred taxes are only recognized to the extent that it is probable that taxable profits will be available to utilize the claims. The carrying amount of deferred income tax assets is reviewed on each balance sheet date and reduced to the extent that it is not probable that sufficient taxable profit will be available against which the deferred tax claim can be at least partially utilized. Previously unrecognized deferred income tax assets are reassessed on each balance sheet date and are recognized to the extent that it is probable from a current perspective that sufficient future taxable profit will be available to realize the deferred tax asset.

Deferred tax liabilities and deferred tax assets are offset if a right to offset exists, and if they are levied by the same tax authority.

Current taxes are calculated on the basis of the company’s taxable earnings for the period. The tax rates applicable to the respective companies on the balance sheet date are used for this purpose.

Earnings per share

In accordance with IAS 33 “Earnings per Share”, earnings per share are calculated by dividing net consolidated income by the weighted average number of outstanding shares during the year.

Revenue recognition

The company recognizes as revenue all income from product sales and the granting of licenses. The completed customer contracts contain only one performance obligation each. The company is entitled to a fixed consideration for the products sold and licenses granted. To the extent that obligations to take back expired goods have been agreed with customers, Biofrontera only recognizes revenue to the extent that it is highly probable that it will be possible to realize this amount, taking into account the proportion of products to be taken back as based on historical experience. The timing and amount of the revenues to be reported in the consolidated income statement are determined by the extent to which Biofrontera transfers control of the products to be supplied or the rights to be granted to the customers.

Most of the revenues are generated by product sales. In accordance with respective local legislation concerning the marketing of pharmaceuticals and medical products, Ameluz® is sold exclusively through pharmaceutical wholesalers or directly to hospitals in Germany, as well as directly to pharmacies and hospitals in other European countries. In the U.S., Ameluz® is reimbursed as a so-called “buy-and-bill drug” and consequently marketed directly to physicians. Revenue is recognized when the products are delivered to the respective customers. Additionally, in 2018 sales revenue was achieved through passing costs on to Maruho Co. Ltd as part of the development partnership that has been agreed.

In the case of direct sales of BF-RhodoLED®, the delivered products and services on which amounts are owed are settled only after complete installation has taken place. The installation service represents a pure ancillary service, as for legal reasons the lamp may only be used by the customer once it has been installed. In the U.S., some lamps are made available to physicians in return for a fee for an up to six-month evaluation period. A final decision to purchase does not need to be made until the end of this period. The company generated revenues from the monthly fees during the evaluation period, and from the sale of lamps.

Belixos® is predominantly distributed through Amazon and pharmaceutical wholesalers. Revenue from Amazon sales is recognized after transfer of control and payment by the customer. For sales to pharmaceutical wholesalers, revenue is recognized upon transfer of control. Based on experience, return rights granted with the sale through Amazon are exercised by customers only in very few cases.

Revenues are recognized less revenue-based trade taxes and sales deductions. Expected sales deductions, for example rebates and discounts, are recognized based on estimated values at revenue recognition. Payment terms for Ameluz® include short-term payment terms with a possibility for sales rebates.

Cost of sales

The cost of sales includes material costs for sold products, payments to third parties for services directly attributable to revenue generation and product manufacturing, as well as directly attributable personnel expenses and depreciation, as well as proportional overhead expenditures.

Research and development expenses

Pursuant to IAS 38, development costs are recognized as “intangible assets” under certain conditions. Research costs are recognized as costs as they are incurred. Development costs are capitalized if certain conditions are fulfilled depending on the possible outcome of development activities.

Estimates of such possible outcomes involve management making significant assumptions. In the management’s opinion, due to uncertainties related to the development of new products, the criteria prescribed under IAS 38.57 “Intangible Assets” for capitalizing development costs as assets are only fulfilled by the Biofrontera Group if the prerequisites for the expansion of the European approval and the approval in the U.S. are met, and if it is likely a future economic benefit will accrue to the company.

The research and development costs relating to the medication Ameluz®, which has been approved in Europe and the U.S., and to the company’s other research and development projects, are consequently expensed in the period in which they are incurred.

Intangible assets under development relate to the further development of BF-RhodoLED®, as this will generate future economic benefits.